UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 13, 2005

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                 Commission File Number:        95-2635431
           --------                        1-8383                  ----------
(State or other jurisdiction of                                 (I.R.S. Employer
         incorporation)                                          Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On April 13, 2005, the Company issued a press release announcing its earnings results for the quarter ended March 31, 2005. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.



--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.




                                        MISSION WEST PROPERTIES, INC.

Date: April 14, 2005                    By: /s/ Wayne N. Pham
                                        --------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

Exhibit 99.1

                                                                   Press Release

For Immediate News Release
April 13, 2005

     MISSION WEST PROPERTIES ANNOUNCES FIRST QUARTER 2005 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2005 was $20,308,000 or $0.19 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $27,078,000 or $0.26 per diluted common share for the same period in 2004. On a sequential quarter basis, FFO per diluted common share decreased $0.03 compared to the previous quarter ended December 31, 2004. Settlements of former tenants breach of lease lawsuit accounted for approximately $0.01 per diluted share in the fourth quarter 2004.

Net income to common stockholders per diluted share was $0.13 for the quarter ended March 31, 2005 compared to $0.19 for the same period in 2004, a per share decrease of approximately 31.6%.

Disposition Activity

During the first quarter 2005, the Company completed the sale of two R&D properties consisting of 103,000 rentable square feet, which include the R&D properties at 3120 Scott Boulevard, Santa Clara, California and 405 Tasman Drive, Sunnyvale, California. A loss of approximately $2.2 million was realized on the total sales price of $8.5 million for the 3120 Scott property and was recorded in the fourth quarter 2004 as an asset impairment charge under discontinued operations. An estimated gain of approximately $1.4 million will be realized on the total sales price of $4.25 million for the 405 Tasman property. The recorded gain will be based on the installment method of profit recognition since the buyer has not made a sufficient down payment. The Company recorded a $63,000 gain in the first quarter 2005, and the balance of the expected gain is deferred.

ACQUISITION ACTIVITY

In the first quarter 2005, the Company acquired a 203,800 rentable square foot vacant R&D property located at 5521 Hellyer Avenue in San Jose, California. The total acquisition price for the property was approximately $14.0 million.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 108 properties totaling approximately 8.0 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                     Three Months          Three Months
                                                        Ended                 Ended
                                                   March 31, 2005        March 31, 2004
                                                 ------------------    ------------------
REVENUES:
Rental revenue from real estate                        $26,247 (5)           $31,210 (5)
Tenant reimbursements                                    3,628                 4,168
Other income, including lease terminations,
     settlements and interest                              303                   394
                                                 ------------------    ------------------
  Total revenues                                        30,178                35,772
                                                 ------------------    ------------------
EXPENSES:
Operating expenses                                       2,173                 2,504
Real estate taxes                                        2,716                 2,951
Interest                                                 4,647                 4,363
Interest (related parties)                                 307                   252
General and administrative                                 675                   348
Depreciation and amortization of real estate             5,574 (1)             5,440 (1)
                                                 ------------------    ------------------
  Total expenses                                        16,092                15,858
                                                 ------------------    ------------------
Income before equity in earnings of
  unconsolidated joint venture and minority interests   14,086                19,914
Equity in (loss)/earnings of unconsolidated
  joint venture                                             (6)                  591
Minority interests                                     (11,677)              (17,044)
                                                 ------------------    ------------------
   Income from continuing operations                     2,403                 3,461
                                                 ------------------    ------------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations             14                     -
  (Loss)/income from discontinued operations                (9)                   62
                                                 ------------------    ------------------
Income from discontinued operations                          5                    62

                                                 ------------------    ------------------
Net income to common stockholders                       $2,408                $3,523
                                                 ==================    ==================
Net income to minority interests                       $11,902               $17,269
                                                 ==================    ==================
Income per share from continuing operations:
   Basic                                                 $0.13                 $0.19
   Diluted                                               $0.13                 $0.19
Income per share from discontinued operations:
   Basic                                                     -                 $0.01
   Diluted                                                   -                     -
Net income per share to common stockholders:
   Basic                                                 $0.13                 $0.20
                                                 ==================    ==================
   Diluted                                               $0.13                 $0.19
                                                 ==================    ==================
Weighted average shares of common stock (basic)     18,110,524            17,969,416
                                                 ==================    ==================
Weighted average shares of common stock (diluted)   18,136,797            18,075,262
                                                 ==================    ==================
Weighted average O.P. units outstanding             86,371,362            86,503,459
                                                 ==================    ==================

FUNDS FROM OPERATIONS
Funds from operations                                  $20,308               $27,078
                                                 ==================    ==================
Funds from operations per share (2)                     $ 0.19                $ 0.26
                                                 ==================    ==================
Outstanding common stock                            18,147,191            18,014,691
                                                 ==================    ==================
Outstanding O.P. units                              86,334,695            86,467,195
                                                 ==================    ==================
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,508,159           104,578,721
                                                 ==================    ==================


                                                    Three Months          Three Months
FUNDS FROM OPERATIONS CALCULATION                      Ended                 Ended
                                                   March 31, 2005        March 31, 2004
                                                 ------------------    ------------------
Net income                                             $ 2,408               $ 3,523
Add:
   Minority interests (3)                               11,574                17,145
   Depreciation and amortization of real estate
      from continuing operations                         6,001                 6,110
   Depreciation and amortization of real estate
      from discontinued operations                          33                    82
   Depreciation & amortization of real estate
      held in unconsolidated joint venture                 355                   218
Less:
   Gain on sale of real estate                             (63)                    -
                                                 ------------------    ------------------
Funds from operations                                  $20,308               $27,078
                                                 ==================    ==================

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                      Three Months        Three Months
                                                         Ended               Ended
PROPERTY AND OTHER DATA:                             March 31, 2005      March 31, 2004
                                                    ----------------    ----------------
Total properties, end of period                              108                  109
Total square feet, end of period                       8,019,082            7,917,262
Average monthly rental revenue per square foot (4)         $1.59                $1.78
Average occupancy                                           68.1%                75.8%
Actual occupancy                                            67.7%                75.3%
Straight-line rent                                        $  615                ($ 68)
Leasing commissions                                       $3,584                 $924
Capital expenditures                                      $  285                 $115

BALANCE SHEET                                   March 31, 2005     December 31, 2004
                                              ------------------  -------------------
Assets:
Land                                              $  277,647            $  273,663
Buildings and improvements                           777,925               770,757
Real estate related intangible assets                 18,284                18,284
                                              ------------------  -------------------
   Total investments in properties                 1,073,856             1,062,704
Less accumulated depreciation and amortization      (115,655)             (110,062)
Assets held for sale, net of accumulated
   depreciation of $1,578 at December 31, 2004             -                 8,221
                                              ------------------  -------------------
   Net investments in properties                     958,201               960,863
Cash and cash equivalents                              2,561                 1,519
Restricted cash                                        1,551                 1,551
Note receivable, net of deferred gain on
   sale of real estate of $1,345                       2,714                     -
Deferred rent receivable                              19,126                18,511
Investment in unconsolidated joint venture             3,298                 3,559
Other assets                                          24,130                19,653
                                              ------------------  -------------------
   Total assets                                   $1,011,581            $1,005,656
                                              ==================  ===================

Liabilities:
Line of credit - related parties                    $  7,910              $  9,560
Revolving line of credit                              32,504                24,208
Mortgage notes payable                               290,855               292,822
Mortgage notes payable - related parties              10,330                10,420
Interest payable                                         327                   327
Security deposits                                      8,101                 8,544
Deferred rental income                                12,659                11,038
Liabilities related to assets held for sale                -                    14
Dividend/distribution payable                         16,718                16,718
Accounts payable and accrued expenses                  9,670                 6,704
                                              ------------------  -------------------
   Total liabilities                                 389,074               380,355

Minority interests                                   509,255               512,089

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      135,075               134,539
Accumulated deficit                                  (21,841)              (21,345)
                                              ------------------  -------------------
   Total stockholders' equity                        113,252               113,212
                                              ------------------  -------------------
   Total liabilities and stockholders' equity     $1,011,581            $1,005,656
                                              ==================  ===================


(1) Includes approximately $440 and $577 in amortization expense for the three months ended March 31, 2005 and 2004, respectively, for the amortization of in-place lease value of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(3) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(4) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(5) Includes approximately $472 in amortization expense for the three months ended March 31, 2005 and 2004 for the amortization of the above-market lease intangible asset of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."